EXHIBIT 23.1

                         Consent of Independent Auditor


    MOORE & ASSOCIATES
------------------------
        CHARTERED
ACCOUNTANTS AND ADVISORS






                        CONSENT OF INDEPENDENT ACCOUNTANT
                        ---------------------------------




We consent to the inclusion in this Form SB-2 of our report, dated December 7, 2004, on our audit of the financial statements of El Avila Inc. for the period ended June 30, 2005 and since inception on August 30, 2004



/s/Moore & Associates, Chartered
July 19, 2005








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